John Hancock Funds II

Supplement dated November 14, 2014 to the current Class A Prospectus

John Hancock Global Equity Fund (the “Fund”)

Effective November 14, 2014, the Annual fund operating expenses table and the Expense example table for the Fund is revised and restated as follows:

Shareholder fees (fees paid directly from your investment)	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000)	$20

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management fee	0.83
Distribution and service (Rule 12b-1) fees	0.30
Other expenses [1]	0.42
Total annual fund operating expenses	1.55
Contractual expense reimbursement [2]	–0.05
Total annual fund operating expenses after expense reimbursements	1.50

[1]	"Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

[2]	To the extent that expenses of Class A shares exceed 1.50% of average annual net assets (on an annualized basis) attributable to Class A shares (expense limitation), the advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the expense limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The expense limitation expires on December 31, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming a redemption of all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A
1 year	645
3 years	960
5 years	1,298
10 years	2,249

Also effective November 14, 2014, the disclosure under the heading “Additional information about fund expenses” in the “Who’s Who” section is revised to remove the following:

The advisor has voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.35% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly, and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the advisor on notice to the fund.

The advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period.

John Hancock Funds II

Supplement dated November 14, 2014 to the current Class I Prospectus

John Hancock Global Equity Fund (the “Fund”)

Effective November 14, 2014, the Annual fund operating expenses table and the Expense example table for the Fund is revised and restated as follows:

Shareholder fees (fees paid directly from your investment)	Class I
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management fee	0.83
Distribution and service (Rule 12b-1) fees	0.00
Other expenses [1]	0.33
Total annual fund operating expenses	1.16

[1]	"Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming a redemption of all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I
1 year	118
3 years	368
5 years	638
10 years	1,409

Also effective November 14, 2014, the disclosure under the heading “Additional information about fund expenses” in the “Who’s Who” section is revised to include the following:

The advisor has contractually agreed to reduce all or a portion of its management fee and/or make payment to the fund to the extent necessary to maintain the fund’s total operating expenses at 1.20%, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, underlying fund expenses (acquired fund fees) and short dividend expense. The current expense limitation agreement expires on December 31, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Also effective November 14, 2014, the disclosure under the heading “Additional information about fund expenses” in the “Who’s Who” section is revised to remove the following:

The advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period.